Exhibit 10.27

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LEASE

CORPORATE CENTER PHASE II LIMITED PARTNERSHIP,

a Delaware limited partnership

Landlord

and

CONEXIS BENEFITS ADMINISTRATORS, L.P. ,

a Texas limited partnership

Tenant

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TABLE OF CONTENTS

(continued)

EXHIBIT A	FLOOR PLAN DEPICTING THE PREMISES SITE
EXHIBIT A- I	PLAN
EXHIBIT B	INITIAL ALTERATIONS
EXHIBIT B- 1	FIRST MUST-TAKE SPACE ALTERATIONS SECOND
EXHIBIT B-2	MUST-TAKE SPACE ALTERATIONS
EXHIBIT C	COMMENCEMENT DATE MEMORANDUM RULES
EXHIBIT D	AND REGULATIONS
EXHIBIT E	FORM OF CONTINUING LEASE GUARANTY

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GROSS (BY) OFFICE LEASE

REFERENCE  PAGES

BUILDING:	Las Colinas Highlands
LANDLORD:	Corporate Center Phase II Limited Partnership, a Delaware limited partnership
LANDLORD'S ADDRESS:	c/o RREEF Management Company 1406 Halsey Way, Suite 110 Carrollton, Texas 75007 Attn: District Manager - Las Colinas
WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	Bank of America Middle Market Banking, #1459 333 South Hope Street, Suite 1300 Los Angeles, California 90071 Attn: Debbie Green
LEASE REFERENCE DATE:	August 2, 2004
TENANT:	Conexis Benefits Administrators , L.P., a Texas limited partnership
TENANT'S NOTICE ADDRESS:	Conexis Benefits Administrators , L.P. 721 South Parker, Suite 300 Orange, California 92868 Attn: Ivonne Roca Vice President of Human Resources
GUARANTOR:	Word and Brown Insurance Administrators, Inc.
PREMISES ADDRESS:	6191 N. State Highway 161 Suites 300 and 400 Irving, Texas 75038
PREMISES RENTABLE AREA:	Approximately 88,035 rentable sq. ft. (for outline or Premises see floor plans attached at Exhibit A) made up as follows:
	"Initial Premises":	3rd Floor	29,345 rsf
		4th Floor	29,345 rsf
58,690 rsf
	"First Must Take Space":	2nd Floor	13,476 rsf
	"Second Must Take Space'':	2nd Floor	15,869 rsf

INITIAL PREMISES SCHEDULED COMMENCEMENT DATE:	November 1, 2004
FIRST MUST-TAKE SPACE SCHEDULED COMMENCEMENT DATE:	November l, 2006
SECOND MUST-TAKE SPACE SCHEDULED COMMENCEMENT DATE:	November 1, 2007

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TERM OF LEASE:

Approximately eleven (11) years, zero (0) months and zero (0) days beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the "Commencement Month."

TERMINATION DATE:

October 31, 2015 or in the event that the Commencement Date does not start on the Initial Premises Scheduled Commencement Date (see Article 2), then, the last day of the 132"d full calendar month after (if the Commencement Month is not a full calendar month), or from and including (if the Commencement Month is a full  calendar month), the Commencement Month

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT FOR INITIAL PREMISES (Article 3):

Period		Rentable Square	Annual Rent	Annual Rent	Monthly Installment
from	through	Footage	Per Square Foot		of Rent
11/1/04	10/31/05	58,690	$0.00 + E	$0.00	$0.00
11/1/05	10/31/06	58,690	$17.25 + E	$1,012,402.50	$84,366.88
11/1/06	10/31/07	58,690	$17.75 + E	$1,041,747.50	$86,812.29
11/1/07	10/31/08	58,690	$18.25 + E	$1,071,092.50	$89,257.71
11/1/08	10/31/09	58,690	$19.00 + E	$1,1 15,110.00	$92,925 .83
11/1/09	10/31/10	58,690	$19.50 + E	$1,144,455.00	$95,371.25
11/11/10	10/31/11	58,690	$20.00 + E	$1,173,800.00	$97,816.67
11/1/11	10/31/12	58,690	$20.00 + E	$1,173,800.00	$97,816.67
11/1/12	10/31/13	58,690	$20.50 + E	$1,203, 145.00	$100,262.08
11/1/13	10/31/14	58,690	$20.50 + E	$1,203,145.00	$100,262.08
11/1/14	10/31/15	58,690	$21.00 + E	$1,232,490.00	$102,707.50

* +E = plus Electric

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT FOR FIRST
MUST-TAKE SPACE (Article 3):

Period		Rentable Square	Annual Rent	Annual Rent	Monthly Installment
from	through	Footage	Per Square Foot		of Rent
11/1/06	10/31/07	13,476	$18.00 + E	$242,568.00	$20,214.00
11/1/07	10/31/08	13,476	$18.50 + E	$249,306.00	$20,775.50
11/1/08	10/31/09	13,476	$19.25 + E	$259,413.00	$21,617.75
11/1/09	10/31/10	13,476	$19.75 + E	$266, 151.00	$22,179.25
11/1/10	10/31/11	13,476	$20.25 + E	$272,889.00	$22,740.75
11/1/11	10/31/12	13,476	$20.25 + E	$272,889.00	$22,740.75
11/1/12	10/31/13	13,476	$20.75 + E	$279,627 .00	$23,302.25
11/1/13	10/31/14	13,476	$20.75 + E	$279,627.00	$23, 302.25
11/1/14	10/31/15	13,476	$21.25 + E	$286,365.00	$23,863.75

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ANNUAL RENT and MONTHLY INSTALLMENT OF

RENT FOR SECOND MUST-TAKE SPACE (Article 3):

Period		Rentable Square	Annual Rent	Annual Rent	Monthly Installment
from	through	Footage	Per Square Foot		of Rent
11/1/07	10/31/08	15,869	$18.75 + E	$297,543.75	$24,795.31
11/1/08	10/31/09	15,869	$19.50 + E	$309,445.50	$25,787.13
11/1/09	10/31/10	15,869	$20.00 + E	$317,380.00	$26,448.33
1l/1/10	l0/31/11	15,869	$20.50 + E	$325,314.50	$27,109.54
11/l /l I	I0/3 1/12	15,869	$20.50 + E	$325,314.50	$27,109.54
11/1/12	10/31/13	15,869	$21.00 + E	$333,249.00	$27,770.75
11/1/13	10/31/14	15,869	$21.00 + E	$333,249.00	$27,770.75
1 1/1/ 14	I0/3 1/15	15,869	$21.50 + E	$341, 183.50	$28,431.96

BASE YEAR (EXPENSES):	January 1, 2004 to December 31, 2004
BASE YEAR (INSURANCE):	January 1, 2004 to December 31, 2004
BASE YEAR (TAXES):	Taxes for January 1, 2004 to December 31, 2004
TENANT'S PROPORTIONATE SHARE:

29.32% which shall be increased to 36.05% on the FMTS Commencement Date (as defined in Section 2.2) and which shall be further increased to 43.98% on the SMTS Commencement Date (as defined in Section 2.2) (88,035 SF out of 200,167 SF)

SECURITY DEPOSIT:	N/A
ASSIGNMENT/SUBLETTING FEE:	$1,000.00
AFTER-HOURS HVAC COST:	$50.00 per hour (with a two (2) hour minimum), subject to change at any time
PARKING	See Article 30 on Parking
REAL ESTATE BROKER DUE COMMISSION:	CB Richard Ellis, Inc. and Cushman & Wakefield of Texas, Inc.
TENANT'S SIC CODE:	6411
BUILDING BUSINESS HOURS:	Monday through Friday 7:00 a.m. to 6:00 p.m.
Saturday 8:00 a.m. to 1:00 p.m.
AMORTIZATION RATE:	Twelve percent (12%) per annum

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through E, all of which are made a part of this Lease.

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LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1 .  The Reference Pages, including all  terms  defined thereon, are incorporated  as part of this Lease.

l .USE AND RESTRICTIONS ON USE.

l . lThe Premises are to be used solely for general office purposes, associated call center and other high density office applications necessary for Tenant to operate it s business.   Landlord makes no representation or warranty, express or implied, regarding the suitability of the Premises for such use. All implied warranties with respect to the Premises, including but not limited to those of merchantability and fitness for a particular  purpose  are expressly  negated  and waived. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste, or overload the Building's structure or systems. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy (including, without limitation, federal, state and local laws regarding access for handicapped or disabled persons, such as the Americans With Disabilities Act of 1990, as amended ("ADA") and all regulations promulgated thereunder), and shall promptly comply with all governmental orders  and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant, at its sole cost and expense, shall be solely responsible for making any modifications or alterations to the Premises, subject  to compliance with Article 6 of this Lease, in order to comply with federal, state or local ADA requirements. Tenant, at its sole cost and expense, shall comply with all ASHRAE and BOMA indoor air quality requirements applicable to the Premises, and with federal, state and local indoor air quality requirements applicable to the Premises; if, as a result of Tenant' s use thereof, supplemental heating, ventilation and air conditioning units are required to the Premises at any time during the Term, then Tenant, at its sole cost and expense, shall install the same, subject to compliance with Article 6 of this Lease. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to person s in or about the Building or any part thereof.

1.2 Landlord represents and warrants to Tenant, that, as of date of its execution of this Lease, to Landlord's knowledge, the Premises and the common areas of the Building are substantially in compliance with Environmental Laws (defined below). Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the "Tenant Entities") to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the  keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Material s. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle , store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 31) harmless from and against any and all loss, claims,  liability  or  costs (including court costs and attorney's fees) incurred by reason of  any  actual  or  asserted  failure  of  Tenant  to  fully comply with  all applicable Environmental Laws, or the presence, handling, use or disposition  in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though  permissible  under  all  applicable Environmental  Laws or the provisions  of this Lease), or by reason  of any actual or asserted failure of Tenant to keep,

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observe, or perform any provision of this Section 1.2.  This indemnity shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord 's rules and regulations regarding such use. However , in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant's Proportionate Share of the total parking spaces available for common use without written approval of Landlord. Landlord agrees to provide spaces on an as needed basis, if available, which spaces shall be subject to (i) Article 30 of this Lease and (ii) payment by Tenant of the then prevailing monthly parking rent for parking spaces in the Building. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

2.	TERM.

2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be the later of the Initial Premises Scheduled Commencement Date as shown on the Reference Pages and the date that Landlord shall tender possession of the Initial Premises to Tenant, and shall terminate on the date as shown on the Reference Pages ("Termination Date"), unless sooner terminated by the provisions of this Lease. The Term for the First Must-Take Space shall begin on the date (the "FMTS Commencement Date") which shall be the later of the First Must-Take Space Scheduled Commencement Date as shown on the Reference Pages and the date Landlord shall tender possession of the First Must-Take Space and reference to "Premises" under this Lease shall thereupon mean the Initial Premises as expanded by the First Must Take Space. The Term for the Second Must-Take Space shall begin on the date (the "SMTS Commencement Date") which shall be the later of the Second Must-Take Space Scheduled Commencement Date as shown on the Reference Pages and the date Landlord shall tender possession of the Second Must-Take Space and reference to "Premises" under this Lease shall thereupon mean the Initial Premises as expanded by the First Must-Take Space and the Second Must-Take Space.

2.2 Landlord shall tender possession of the Initial Premises, the First Must-Take Space and the Second Must- Take Space, as applicable, with all the work to be performed by Landlord pursuant to the attached Exhibit B, Exhibit B-1 and Exhibit B-2, as applicable, substantially completed as anticipated thereunder. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Initial Premises, the First Must-Take Space and the Second Must-Take Space, as applicable, and Landlord agrees to proceed with due diligence to perform its obligations regarding such items.

2.3 As and when required by Landlord, Tenant shall, at Landlord's request, execute and deliver a memorandum agreement or agreements provided by Landlord generally in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, and/or, as applicable, the actual FMTS Commencement Date and/or the actual SMTS Commencement Date, Tenant 's Proportionate Share, the Termination Date and, if necessary, a revised rent schedule or schedules. Should Tenant fail to do so within thirty (30) days after Landlord's request, the information set forth in such memorandum or memoranda provided by Landlord shall be conclusively presumed to be agreed and correct.

2.4 Tenant agrees that in the event of the inability of Landlord to deliver possession of (a) the Initial Premises on the Initial Premises Scheduled Commencement Date, or (b) the First- Must Take Space on the First Must-Take Space Scheduled Commencement Date, or (c) the Second Must-Take Space on the Second Must-Take Space Scheduled Commencement Date, for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent payable for the applicable space until the time when Landlord can, after notice to Tenant, deliver possession of the applicable space to Tenant, so that for example, if Landlord for whatever reason is unable to deliver the First Must-Take Space on the First Must-Take Space Scheduled Commencement Date, Tenant shall continue to be liable for payment of rent for the Initial Premises but shall not be liable for payment of rent for the First Must-Take Space pending delivery of possession of the First Must-Take Space to Tenant. No such failure to give possession on the applicable scheduled commencement date shall affect the other obligations of Tenant under this Lease. Notwithstanding anything in this Lease to the contrary it is agreed that a "Tenant Delay" for purposes of this Lease shall mean any delay by Landlord in delivering possession of the applicable space which is as a result of: (a) Tenant's unreasonable failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant 's request for materials, finishes or installations other than Landlord 's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing,  a "Tenant Delay"). If any delay is the result of a Tenant Delay, the Commencement Date or, as applicable, the FMTS Commencement Date or the SMTS Commencement Date, as the case may

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be, and the payment of rent under this Lease for the Initial Premises, or, as applicable, the First Must-Take Space or the Second Must-Take Space, as the case may be shall be accelerated by the number of days of such Tenant Delay.  If any delay is not a Tenant Delay, and is caused solely and entirely by Landlord's negligent or willful failure to comply with the time periods specified in Exhibit B, Exhibit B-1 and Exhibit B-2 for issue by Landlord of its response in connection with the approval of plans, drawings, and specifications  following delivery to Landlord of properly prepared and detailed plans, drawings, and specifications, and all information required by Landlord in connection therewith (a "Landlord Delay"), and if such Landlord Delay solely and entirely causes a delay in the occurrence  of the Commencement Date, or the FMTS Commencement Date or the SMTS Commencement Date, as applicable, then, in such event only, Tenant shall be allowed a per diem abatement of rent for each day's delay so caused. If Landlord is unable to deliver possession of the Initial Premises within one hundred twenty (120) days after the Initial Premises Scheduled Commencement Date (other than as a result of strikes, shortages of materials, labor disputes, act of God, or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of a Tenant Delay or any negligent or willful misconduct on the part of Tenant or any Tenant Entity.

2.5 In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Initial Premises prior to the Commencement Date, or the First Must-Take Space prior to the FMTS Commencement Date or the Second Must-Take Space prior to the SMTS Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent for the applicable space, including, without limitation, Tenant's compliance with the insurance requirements of Article 1 1. Said early possession shall not advance the Termination Date.

3.	RENT.

3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month's rent shall be paid upon the execution of this Lease and shall be offset against rent when it actually first becomes due under the Lease.  Provided there is no Event of Default by Tenant under this Lease, payment of rent for the Initial Premises shall be abated for the first year of the Term as set forth in the Initial Premises rent schedule on the Reference Pages. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2 Tenant recognizes that late payment of any rent or other sum  due  under  this  Lease  will  result  in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) five percent (5%) of the unpaid rent or other payment.  The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord 's remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.	RENT ADJUSTMENTS.

4.1 For the purpose of this Article 4, the following terms are defined as follows:

4.1.1 Lease Year: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

4.1.2 Expenses: All costs  of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any  standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; utility costs, including, but not limited to, the cost of heat, light, power, steam,

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gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, perm its and inspection fees; wages and salaries; employee benefits and payroll  taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant's Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems an d other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time.  Expenses shall not include Taxes, Insurance Costs, depreciation or amortization of the Building or equipment  in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings or advertising costs.

4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements , fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4. I.4 Insurance Costs: Any and all insurance charges of or relating to all insurance: policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof. Landlord shall carry insurance equal to ninety five (95%) of the replacement value of the Building.

4.2 If in any Lease Year, (i) Expenses paid or incurred shall exceed Expenses paid or incurred in the Base Year (Expenses) and/or (ii) Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), and/or (iii) Insurance Costs paid or incurred by Landlord in any Lease Year shall exceed the amount of such Insurance Costs which became due and payable in the Base Year (Insurance), Tenant shall pay as additional rent for such Lease Year Tenant's Proportionate Share of each such excess amount.

4.3 The annual determination of Expenses and Insurance Costs shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant's sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord' s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination , but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement.  If Tenant fails to object to Landlord's determination of Expenses and Insurance Costs within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of an y Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

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4.4 Prior to the actual determination thereof for a Lease Year, Landlord  may from time to time estimate Tenant 's liability for Expenses, Insurance Costs and/or Taxes under Section 4.1.4, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5 When the above mentioned actual determination of Tenant 's liability for Expenses, Insurance Costs and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses, Insurance Costs and/or Taxes for the Lease Year is less than Tenant 's liability for Expenses, Insurance Costs an d/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord 's bill therefor; and

4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses, Insurance Costs and/or Taxes for the Lease Year is more than Tenant's liability for Expenses, Insurance Costs and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash. Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes and/or Insurance Costs in any Lease Year being less than Expenses and/or Taxes and/or Insurance Costs in the Base Year (Expenses and/or Taxes and/or Insurance).

4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Expenses, Insurance Costs and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.	INTENTIONALLY DELETED.

6.	ALTERATIONS.

6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements . Landlord 's  consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building's electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord' s contractor or a contractor reasonably approved by Landlord, in either event at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord 's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor un ions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord's demand.

6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction , provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance  bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic 's, materialmen's or other liens.  Tenant

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shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2.

6.4 Tenant's name shall be included in the Building lobby directory and on one (I) panel on the existing multi- tenant monument sign. In addition, and subject to compliance with all governmental laws, ordinances and regulations applicable thereto and all restrictions by the Las Colinas Association or any replacement or equivalent thereof, Tenant may install its name on the Building in a location to be first approved by Landlord and Las Colinas Association, but in any event, no higher than the first level of the Building. Tenant must obtain Landlord's prior written consent for the design, graphics and installation of such signage. In no event shall Landlord ever be obliged to obtain or pursue any revision of any code, ordinances and/or restrictions that currently prohibit a second sign on the Building. All signage referenced hereunder shall be at Tenant 's cost and expense and may be paid from any of the tenant improvement allowances given to Tenant under the attached Exhibit B, Exhibit B-1 and Exhibit B-2.

6.5 Tenant may, at its own cost and expense, install and maintain its own card-key access system and other security system designed to protect the Premises from unauthorized entry, provided that Tenant first submits plans and specifications for the installation of such system(s) and obtains Landlord's prior written consent therefor. Upon installation of any such permitted system, Tenant shall provide Landlord with card-keys or the equivalent thereof for purposes of access to the Premises by Landlord, its agents, employees and contractors as permitted under this Lease.

7.	REPAIR.

7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural port ions of the Building, including the  basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord. Landlord shall be responsible for ADA compliance for the common areas of the Building, except that any costs or expense incurred by Landlord for ADA alterations or improvements to the common areas of the Building necessitated solely by Tenant's ADA alterations or improvements to the Premises shall be charged to Tenant and payable on demand by Tenant as additional rent hereunder. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.2. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

7.2 Tenant shall, at all times during the Term , keep the Premises, including the generator installed therein for Tenant's exclusive use as referenced in Exhibit B, and all systems (including supplemental heating, air-conditioning and ventilation systems) installed therein by Tenant, in good condition and repair excepting damage by fire, or other casualty, and in compliance with all applicable governmental laws, ordinances and regulations, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant 's sole expense.

7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.4        Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord 's expense under any law, statute or ordinance now or hereafter in effect.

8.LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major

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title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days Landlord 's demand.

9.ASSIGNMENT AND SUBLETTING.

9. 1 Tenant shall not have  the right to assign  or  pledge  this  Lease or to sublet the whole  or any part  of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed and said restrictions  shall be binding  upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or perm it such occupancy of, the Premises, or any portion  thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least twenty (20) days but no more than one hundred twenty (1 0) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant  or assignee, the relevant  terms  of any sublease or assignment and copies of financial reports  and other relevant  financial  information  of the proposed  subtenant or assignee.

7.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant, and any guarantor of Tenant's obligations under the Lease, shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding the generality of the foregoing, upon a subletting of the Premises, permitted or otherwise, Tenant shall comply with the population density restriction in Section I.I of this Lease with respect to the retained portion of the Premises and the sublessee shall comply with such restriction with respect to the subleased portion of the Premises. Upon the occurrence of an Event of Default , if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

7.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting of part only of a floor within the Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice within fifteen (15) days following Landlord's receipt of Tenant's written notice as required above. However, if Tenant notifies Landlord, within five (5) days after receipt of Landlord's termination notice, that Tenant is rescinding its proposed sublease, the termination notice shall be void and the Lease shall continue in full force and effect. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of the Premises, or part thereof, being recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

7.4 In the event that Tenant sells, sublet s, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) al l rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The "Costs Component" is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

7.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of

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Tenant or matter which will become a default of Tenant with passage of time unless cured, or i f the proposed assign ee or sublessee is an entity: (a) with which Landlord is already i n negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by  such occupant; (c) is a governmenta l agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determin ed in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would:

(i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governm ental requirements; or, (iv) involve a violation of Section I .! or 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord's refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

7.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord's costs, comprising reasonable attorney's fees, a management administration fee, architect's/engineer 's fees (if applicable) and financial analysis fees (if appl icable) incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord 's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9  shall be void.

7.7 If Tenant is a corporation, limited liability compan y, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment. The foregoing shall not apply to a public offering registered to the Securities and Exchange Commission or any trading of shares thereafter, provided however that, any change in the control of ownership of Tenant shall be subject to all the provisions of this Article 9.

7.8 Notwit hstand ing the foregoing, Tenant may transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord:

(I) ) any parent, subsidiary or affiliate of Tenant provided that the Tangible Net Worth of such entity is not less than the Tangible Net Worth of Tenant as of the Commencement Date;

(2) any corporation, limited partnership, limited liability partner ship, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions govern ing merger and consolidation of business entities, so long as (A) Tenant's oblig-ations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the Commencement Date; or

(3) any corporation, limited partnership, limited liability partnership, limited liability compan y or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the Commencement Date.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring  entity shall expressly assum e in writing the obligations of Tenant hereunder. Additional ly, the Permitted Transferee shall comply with all of the terms and cond itions of th is Lease, including the Perm itted Use. Withou t the necessity of any additional document being executed by Guarantor, Guarantor shall remain liable for the performance of al l of the obligations of Guarantor under the guaranty executed by Guarantor under Art icle 44 of this Lease.   Notwithstanding the foregoing, Tenant covenants and agrees to cause Guarantor to execute and deliver within ten  ( I 0) days of Landlord's request such further instruments evidencing Guarantor's acknowledgment of the Permitted Transfer and the ratification of the guaranty as may be required by Landlord . With in at least thirty (30) days after the effective date of

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any Permitted Transfer, Tenant shall furnish Landlord with copies of the instrument effecting any of the foregoing Permitted Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Permitted Transfers. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent transfers. "Tangible Net Worth" means the excess of total assets over total liabil ities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), exclud ing, however, from the determination of total assets all assets wh ich would be classified as intangible assets under GAAP including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent transfer by a Permitted Transferee shall be subject to the terms of this Article 9.

10. INDEMNIFICATION. None of the Lan dlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or a ny injury to any person in or about the Premises or the Building by or from any cause whatsoever (incl uding without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbi ng works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or  its  agents, employees or contractors.  Except  to  the  extent  attributable  to  the  gross negl igence or willful misconduct of Landlord or any Landlord Entity, Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed  pursuant to this Lease. Landlord shall protect, indemnify and hold Tenant harmless from and against any and all loss, claims, liability or costs (including court costs and attorney' s fees) incurred by reason of any damage to any property or any injury (including but not limited to death) to any person occurrin g in, or on or about the common areas to the extent that such injury or damage shall be proximately caused 1.Jy the in tentional sole negligence or willful misconduct of Landlord or its agents, servants or employees. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.          INSURANCE.

1 1 .1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liabil ity to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than

$1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than

$1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee; {d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement val ue of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2 The aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property-Special Form); (c) be issued by an insurance company with a min i mum Best 's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty

(30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liabil ity insurance on ACORD Form 25 and a certi ficate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least fairty (30) days prior to each renewal of said insurance.

11 .3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protecti on must  extend to and include injuries to persons and damage to property arising in

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connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss in sured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such pol icies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.	SERVICES AND UTILITIES.

13.1 Provided Tenant sha ll not be in default under this Lease, and subject to the other provisions of this Lease, Landlord agrees to furnish to the Premises during Building Business Hours (specified on the Reference Pages) on generally recognized business days (but exclusive in any event of Sundays and national and local legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time: (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord' s judgment for the use and occupation of the Premises during Building Business Hours; (c) cleaning and janitorial service five (5) days per week only; (d) elevator service by nonattended automatic elevators, if applicable; and, (e) equipment to bring to the Premises electricity for lighting, convenience outlets and other normal office use. To the extent that Tenant is not billed directly by a public util ity, Tenant shall pay, within five (5) days of Landlord 's demand, for all electricity used by Tenant in the Premises.  The charge shall be at the rates charged for such services by the local public utility. Alternatively, Landlord may elect to include electricity costs in Expenses. Landlord reserves the right to install electric and/or water meters in the Premises or any part thereof.  The cost of such meters shall be at Tenant's expense.  Notwithstanding anything to the contrary contained in this Lease, provided there is no Event of Default under the Lease, electricity charges for the Initial Premise shall be abated for the first year of Term as set forth in the Initial Premises rent schedule on the Reference Pages. In the absence of Landlord's gross negligence or willful misconduct, Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such fail ure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, sim ilar or dissimilar, beyond the reasonable control of Landlord. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities.

13.2 Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours specified above, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service an d Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and, where appropriate, a reasonable  allowance for depreciation of any systems being used to provide such service. The current charge for after-hours HVAC service, which is subject to change at any time, is specified on the Reference Pages.

13.3 Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system or Tenant allows occupancy of the Premises by more persons than the heating and air conditioning system is designed to accommodate, in either event whether with or without Landlord's approval, Landlord reserves the right to install supplementary heating and/or air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the -cost of operations and maintenance, shall be paid by Tenant to Landlord within five (5) days of Landlord 's demand.

13.4 Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but not lim ited to, electronic data processing machines and machines using current in excess of 2000 watts and/or 20 amps or 120 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises for normal office use, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. IfTenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as normal office use, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, an d if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters shall be paid for by Tenant. Tenant agrees to pay to Landlord within five (5) days of Landlord's demand , the cost of all such excess water and electric current consumed (as shown by said

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meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

13.5 Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, incl uding, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Subject to Landlord 's reasonable ru les and regulations and the provisions of Articles 6 and 26, Tenant shall be entit led to the use of wiring (''Communication s Wiring") from the existing telecommunications nexus in the Building to the Premises, sufficient for normal general office use of the Premises. Tenant shall not install any additional Communication s Wiring, nor remove any Communications Wiring, without in each instance obtain ing the prior written consent of Landlord, which consent may be withhe ld in Landlord's sole and absolute discretion . Landlord 's shall in no event be liable for disruption in any service obtained by Tenant pursuant to this paragraph.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be One Hundred Fifty Percent  (150%) of the greater of (a) the amount of the Annual Rent for the last period pr ior to the date of such termination plus all Rent Adjustments under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay al l damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord 's election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at th e Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoin g, Tenant covenants and agrees to execute and deliver within ten (IO) days of Landlord's request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. As of the date of Landlord's execution of this Lease, Landlord confirms that there is no mortgagee with a lien on Landlord's interest in the Building. In the event of a future mortgagee with a lien on Landlord's interest in the Building, then, upon Tenant's request therefor, and at Landlord's cost (not to exceed $200.00), Landlord shall use reasonable efforts to obtain from such mortgagee a subordination, non-disturbance and attornment agreement in favor of Tenant on such mortgagee's standard form.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D  to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord . Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17.	REENTRY BY LANDLORD.

17. l Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply jan itor service and any other service to be provided by Landlord to Tenant under this Lease, to show said Premises to prospect i ve purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonab ly. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Buil ding (provided there is thereby no unreasonable interference with Tenant's access to or use of the Premises), and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises,

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Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17 unless caused by the gross negligence or willful misconduct of Landlord.

17.2       For each of the aforesaid  purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's  vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means wh ich Landlord may deem proper to open said doors in an emergency to obtain entry to an y portion of the Premi ses. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall  elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and pai d to Landlord within five (5) days of Landlord's demand.

18.         DEFAULT.

18. l Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1. 1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any in stallment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by th is Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

18. 1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed one hundred twenty (120) days.

18. l.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

18. 1.4 Tenant, or any guarantor of Tenant's obligations under this Lease, shall become insolvent , admit in writing its inability to pay its debts generally as they become  due, file a petition in bankruptcy  or a petition  to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended,  or any other applicable law or statute of the Un ited States or any state thereof.

18. 1 .5  A court of competent jur isdiction shall enter an order, judgment  or decree adjudicating Tenant, or any guarantor of Tenant's obl igat ions under th is Lease, bankrupt, or appointing a receiver of Tenant, or of any guarantor of Tenant's obligations under this Lease, or of the whole or any substantial part of its property, without the consent of Tenant, or such guarantor, as applicable, or approving a petition filed against Tenant, or any guarantor of Tenant's obligations under this Lease, seeking reorgan ization or arrangement of Tenant, or any guarantor of Tenant's obligations under this Lease, under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

18. 1.6     Tenant, or any guarantor of Tenant's obligati ons under this Lease, shall be in default with respect to any other agreement with  Landlord.

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19.	REMEDIES.

19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever , concurrently or consecutively and not alternatively:

I 9.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any tem1ination of Tenant' s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinqu ishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation oflaw.

19.1.3 Upon any termination of th is Lease, whether by lapse of time or otherwise, Landlord shall, subject to Landlord' s obligation, if any, to mitigate under Texas law, be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of th is Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue ; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

19.	1.4 Upon any termination of Tenant's right to possession only without terminat ion of the Lease:

19. 1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that neverthe less Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preferen ce or priority to the showing or leasing of the Premises or port ions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospect ive tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet th e Premises for a greater or lesser tem1 than that remaining under th is Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay th e cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord , with in five (5) days of Landlord's demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit worth iness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker 's comm issions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or perm it any assignment or sublease for more than the current tem1 or which Landlord would not be required to permit under the provisions of Article 9.

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19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landl ord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating  and Landlord's expen ses of reletting and the collection of the rent accruing therefrom (including reasonable attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises ; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant 's benefit.

19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant 's sole expense. Without limiting the general ity of the foregoing, Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with  its obligations under this Lease and correct the same, without being deemed in any manner  guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord's demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

19.3 Tenan t understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the "Concession Amount" shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the lease, under Exhibit B  hereof for tenant improvement allowances (excluding therefrom any amounts expended by Landlord for Landlord's Work, as defined in Exhibit B), and for brokers ' commissions payable by reason of this Lease. Accordingly, Tenant agrees that if this Lease or Tenant's right to possession of the Premises leased hereunder shall be terminated as of any date ("Default Termination Date") prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount ("Unamortized Amount") of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of th is Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant's default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

19.4 If, on account of an y breach or default by either party in its obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for the non-defaulting party to employ or consult with an attorney or collection agency concerning or to enforce or defend any of the non-defaulting party's rights or remedies arising under this Lease or to collect any sums due from the defaulting party, the defaulting party agrees to pay all costs and fees so incurred by the non-defaulting party, including, without limitation, reasonable attorneys' fees an d costs. LANDLORD AND TENANT EACH EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

19.5     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall  pursuit  of any remedy provided in this  Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation  of any of the terms, provisions and covenants contained in this Lease.

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19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shal l be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in th is Lease shall be deemed or construed to constitute a waiver of any other violati on or breach of any of the terms, provisions and covenants contained in this Lease. Landlord' s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord 's right to enforce any such remedies with respect to such Default or any subsequent Default .

19.7	Intentionally Deleted.

19.8 Any and all property which may be removed from the Prem ises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord' s possession or under Landlord 's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord 's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

19.9 If more than two (2) Events of Default occur during any calendar year of the Term (including any renewal of the Term) which have not been cured within the notice and cure periods permitted under this Lease, Tenant's renewal options, expansion opti ons, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20.	TENANT'S BANKRUPTCY OR INSOLVENCY.

20.1 Ifat any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protect ion of debtors as in effect at such time (each a "Debtor 's  Law"):

20. l.l Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant' s assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor 's Law. Without limitation of the generality of the foregoing, any right of any Tenant 's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20. 1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant und er this Lease.

19.20.3.2 Tenant' s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 4; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation , such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant 's Representative has and will continue to have sufficient unencumbered assets after the paymen t of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfil l the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenan t's obligations under this Lease.

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19.20.3.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mongage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performin g its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.	CASUALTY

22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one ht:.ndred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord 's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant 's use of the Premises for the purpose for which it was being used immediately before such damage.

22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.-

22.4 In the event that Landlord should fail to complete such  repairs and material restoration within  sixty (60) days after the date estimated by Landl ord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord , within fifteen (15) days  after  the  expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided,  however, that  if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other  causes  beyond  the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of  time Landlord  is so delayed.

22.5 Notwithstand ing anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twel ve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate th is Lease by notice to Landlord within fifteen

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(15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant with in fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6 In the event of any damage or destr uction to the Building or Premises by any peril covered by the provisions of th is Article 22, it shal l be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith , at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. Ifall or any substantial part of the Premises shall be taken or appropriated by any public or q uasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice tem1inating this Lease, except that Tenant may on ly terminate this Lease by reason of taking or appropriation, if such taking or appropriati on shall be so substantial as to material ly interfere with Tenant 's use and occupancy of the Premises. Ifneither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in th is Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attom to the purcha ser or assignee. If any security has been given by Tenant to secure the  faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (I0) days following any written request which  Landlord  may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid ; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocabl y agrees that if Tenant fails to execute and deliver such certificate with in such ten (10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be ful ly binding on Tenant.

26.	SURRENDER OF PREMISES.

26. I Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant's failure to arrange such joint inspection s and/or parti cipate  in either such inspection, Landlord's inspection at  or after Tenant's vacating the Premises shall be conclusi vely deemed correct for purposes of determining Tenant's responsibility for repairs and restoration .

26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, "Alterations"), shall be and remain the property of Tenant during the Term.   Upon the

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expiration or sooner termination of the Term, all Alterations shall become a part of the realty an d shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (J O) days prior to expiration of the Term, Tenant shall, at Tenant's sole cost, remove any Alterations, including carpeting, so designated by Landlord 's notice, and repair any damage caused by such removal. Tenant must, at Tenant 's sole cost, remove upon termination of th is Lease, any and all of Tenant's furn iture, furnishings, movable partitions of less than full height from floor to cei ling and other trade fixtures and persona l property (coll ecti vel y, "Personalty"). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shal l thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord .

26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earl ier termination of the Term Upon the expiration or earlier termination of the Tem1, Tenant shall pay to Landlord the amount, as estimated by Lan dlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partm:r ur individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant's Not ice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be pa id by Tenant under this Lease, Tenant shall reimburse to Landlord , upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession , leasing, operation, management , maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferr ing any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RELOCATION OF TENANT. If Tenant, or any sublessee of Tenant, is not occupying the entire of any floor with in the Premises, then Landlord, at its sole expense, on at least sixty (60) days prior written notice, may require Tenant to move from such floor to other space of comparable size and decor in order to permit Landlord to consolidate the space leased to Tenant with other adjoining space leased or to be leased to another tenant. In the event of any such relocation, Landlord will pay all expenses of prepar ing and decorating the new premises so that they will be substan tially similar to that part of the Premises from which Tenant is movin g, and Landlord wil l also pa y the expense of moving Tenant's furniture and equipment to the relocated premises. In such event th is Lease and each and al l of the terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new space except that revised Referen ce Pages and a revised Exhibit A shall become part of this Lease and shall reflect the location of the new premises.

30.PARKING.

30.1 During the initial Term of this Lease, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, 4.5 unreserved parking spaces for every 1,000 rentable square foot of leased space within the Premises.  Except as permitted in Section 1.2, in no event shall Tenant's use of the Premises entitle Tenant to any parking spaces in excess of the number expressly permitted hereunder. Approximately 44% of Tenant's parking shall be in the Building's structured garage. Five (5) of Tenant 's allotted number of parking spaces hereunder shall be designated by

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Landlord as Tenant' s visitor parking spaces, and the cost of visitor parkin g signage shall be at Tenant 's cost and may be deducted from the Tenant Improvement Allowance (as defined in Exhibit B). There shall be no charge during the initial Term for the spaces allocated to Tenant under this Section 30. l (namely, 4. 5/ 1000 as aforesaid). This right to park in the Building's parking facilities (the "Parking Facility") is on an unreserved, nonexclusive , first come, first served basis, for passenger-size automobiles and is subject to the following terms and conditions:

30.1.1 Except as otherwise stated in Section 30.1 above, Tenant shall pay to Landlord, or Landlord 's designated parking operator, the Building's prevailing monthly parking charges, without deduction or offset, on the first day of each month during the Term of this Lease. Landlord will notify Tenant upon not less than thirty (30) days' notice of any increases in the monthly parking charges prior to billing Tenant any increases.  No deducti ons from the monthly charge shall be made for days on which the Parking Facil ity is not used by Tenant.

29.3.2 Tenant shall at all times abide by arid shall cause each of Tenant' s employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") to abide by any rules and regulations ("Rules") for use of the Parking Facility that Landlord or Landlord's garage operator reasonably establishes from time to time, and otherwise agrees to use the Parking Facility in a safe and lawful manner. Landlord reserves the right to adopt, modify and enforce the Rules governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation. Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the car to removal from the Parking Facility.

29.3.3 Unless specified to the contrary above, the parking spaces hereunder shall be provided on a non designated "first-come, first-served" basis. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or ifrequired by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the operator's reasonable control.

29.3.4 Tenant acknowledges that to the fullest extent permitted by Jaw, Landlord shall have no liability for any damage to property or other items located in the parking areas of the Project (including without limitation, any loss or damage to tenant's automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the Parking Facility by Tenant or any Tenant's Parties, whether or not such loss or damage results from Landlord's active negligen ce or negligent omission. The limitation on Landlord's liability under the preceding sentence shall not apply however to Joss or damage arising directly from Landlord's willfu l misconduct. Without limiting the foregoing, if Landlord arran ges for the parking areas to be operated by an independent contractor not affi liated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. Tenant and Tenant's Parties each hereby voluntarily releases, discharges, waives and relinquishes any and al l actions or causes of action for personal injury or property damage occurring to Tenant or any of Tenant's Parties arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility.

30. l  .5 Upon any permitted assignment or sublease the number of parking spaces available  to Tenant hereunder shall be reduced so that the same shall not exceed 4 parking passes per 1,000 rentable square feet in the Premises. Such right to park  in the reduced  number  of spaces as aforesaid  shall contin ue to be on  an unreserved, non-exclusive, first

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come, first service basis for passenger size automobiles and shall otherwise be subject to the tenns and conditions of this Article except as herein amended.

30. J .6 In the event any surcharge or regulatory fee is at any time imposed by any governmenta l authority with reference to parking , Tenant shall (commencing after two (2) weeks' notice to Tenant) pay, per parking pass, such surcharge or regulatory fee to Landlord in advance on the first day of each calendar month concurrently with the month installment of rent due under th is Lease. Landlord will enforce any surcharge or fee in an equitable manner amongst the Building tenants.

30.2     IfTenant violates any of the tenns and cond i tions of this Article, the operator of the Parking Facility shall have the right to remove from the Parking Faci lity any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such violation, without  liability therefor whatsoever.

31. .DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for conven ience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Land lord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, genera l partner s, beneficiaries, stockholders, employees and agents of each of them.  Any option granted to Landlord shall also include or be exercisable by Landlord 's trustee, beneficiary , agents and employees, as the case may be.   In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several.  The tenns "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and pennitted assigns, according to the context hereof.  The tenn "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant 's Proportiona te Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstan ce reasonably justifyin g adjustment.  The term "Building" refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto.  If the Building is part of a larger  complex  of structures, the term  "Building" may  include the  entire complex,  where  appropriate (such  as shared Expenses, Insurance Costs or Taxes) and subject to Landlord's reasonable discretion.

32. TENANT'S AUTHORITY. If Tenant signs as a corporation, partner ship, trust or other legal entity each  of the persons executing this Lease on beha lf of Tenant represents and warrants that Tenant has been  and is qualified to do business in the state in wh ich the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a  corporate resolution, proof of due authorization  by  partners, opinion  of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

33. FINANCIAL STATEMENTS ANl> CREDIT REPORTS. At Landlord 's  request,  Tenant  shall  deliver  to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant 's most recent audited financial statement, or, if unaudited, certified by Tenant's chief financial officer as being true, complete and correct  in  all  material respects . Tenant hereby authorizes Landlord to obtain one or more credit  reports on Tenant  at any time,  and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

34. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connect ion with this Lease, except as descri bed on the Reference Pages.

35. TIME AND APPLICABLE LAW. Time is of the essence of th is Lease and all of its provisions. This Lease shall in al l respects be governed by the laws of the state in which the Building is located.

36. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

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37. ENTIRE AGREEMENT. This Lease, together with its exh i bits, contains all agreements of the part i es to this Lease and supersedes any previous negotiati ons. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exh ibits. This Lease may not be modified except by a written instrument duly executed by the parti es to this Lease.

38. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to  be a  reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord , and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant unt il such time as Tenant has paid to Landlord the first month 's rent as set forth in Artic le 3 and any sum owed pursuant to th is Lease.

39.  RECORDATION.  Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

40. RIGHT OF FIRST OFFER.

40.1 During the initial Term (except as hereinbelow stated), and provided (i) Tenant is not then in default under the terms, covenants and conditions of the Lease and (ii) Tenant and/or its Permitted Transferee is then in occupation of the entire of the Premises (any permitted occupation by a Tenant vendor shall be deemed occupation by Tenant for purposes of this Article 40), Tenant shall have (a) a one time right of first offer on all of the space (the "Sky Chefs Space") that is, as of the Commencement Date, occupied by LSG Lufthansa Service Holdings A.G. and LSG Sky Chefs, L.L.C. (collectively, "Sky Chefs") as and when the Sky Chefs Space becomes available and is vacated by the prior tenant and all occupants thereof and

(b) subject to the existing rights of Sky Chefs therein, an ongoing and continuous right of first offer on all other space within the Building (the "ROFO Space") as and when the ROFO Space becomes available and is vacated by the prior tenants and all occupants thereof.

40.2 Upon the Sky Chefs Space or any of the ROFO Space becoming available, as applicable (the "Availa ble Space"),   Land lord shall give written notice (the "Notice" ) to Tenant of the terms and conditions on which Landlord  is willing to offer the Available Space to Tenant based on then preva iling market economics and concessions for the leasing of such space (the "Offer") and Tenant shall have a period  of   ten (I0) days from and including the date of delivery of the Notice in which to exercise Tenant's right to lease the Available Space pursuant to the terms and conditions of the Offer, failing which Landlord may lease the Available Space or any part thereof to any third party lease prospect (the "Prospect") on whatever basis Landlord desires, except however that, Landlord must re-offer the Available Space to Tenant if, in any offer to the Prospect, the average Annual Rent per square foot is reduced by more than ten percent (I0%) and/or if any available tenant improvement allowance is increased by more than ten percent ( 10%) per square foot.  In such event, upon receipt of a written notice from Landlord with the terms of such re-offer (the "Re-Offer"), Tenant shall have a period of five (5) business days from and including the date of delivery of the re-offer notice in which to exercise Tenant's right to lease the Available Space pursuant to the terms and conditions of the Re-Offer, failing which Landlord shall be at liberty to lease the Available Space to the Prospect upon the terms and conditions of the Re-Offer.   Time is of the essence herein.  Tenant acknowledges that if Tenant counteroffers the Offer, or the Re-Offer as appl icable, or does not timely deliver Tenant's acceptance of the Offer, or the Re-Offer as applicable, then Landlord shall be at l iberty at any time thereafter in its sole and absolute discretion (even if Landlord has commenced negotiations with Tenant) to determine that Tenant has waived its option to take the Available Space, and Landlord may thereupon lease the Available Space, or any part thereof, to the Prospect as hereinabove provided. Tenant shal l maintain strict confidentiality of the identity of Landlord's lease prospects and Landlord's market and other information provided to Tenant pursuant to th is Article 40.

40.3 Landlord acknowledges that any lease of the Ava ilable Space by Tenant hereunder shall be conterminous with the Term under thi s Lease. In consideration of such acknowledgement, Tenant agrees that the expansion options perm itted under this Article 40 sha ll not apply during the last year of the in itial Tenn. In addition, i f after the sixth (6'h) year of the initial Tenn, Landlord rece ives a bona fide offer from a Prospect to lease the applicable Available Space for a term which extends beyond the in itial Term of th is Lease, then , with in the applicable time periods set forth above, Tenant shall either waive its right of first offer for such Avai Jable Space, or elect to take the Availab le Space on the terms of such offer (provided that, at Tenant's election, the term specified in such offer may be limited to five (5) years) and extend the initial Term of this Lease so that it expires on the expiration date set forth in such offer (subject to the five (5) year limit as aforesaid) (the rent for the Premises during such extended term shall be at the rate per square foot specified in such offer for

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the period of the extended tem1). Such extension of the tem1 under this Article 40 shall not affect Tenant's renewal right under Article 41 below.

40.4 If Tenant exercises an expansion option hereunder, then effective as of the date Landlord deli vers the Available Space, the Available Space shall automatically be included within the Premises and subject to all the terms and conditions of the Lease, except as set forth in Landlord's notice and as follows:

40.4.1 This option is not transferable; the parties hereto acknowledge and agree that they intend that this option to expand the Premises shall be "personal" to Conexis Benefits Administrators, L.P ., or any Permitted Transferee, and that in no event will any assignee or sublessee have any rights to exercise this option to expand.

40.4.2 Tenant's Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by the Available Space.

40.4.3 The Available Space shall be leased on an "AS-IS" basis and Landlord shall have no obligation to improve the Available Space or grant Tenant any improvement allowance thereon.

40.5 If so requested by Landlord, Tenant shall, prior to the beginning of the term for the Available Space, execute a written amendment to this Lease confirming the inclusion of the Available Space and the terms of the Offer including the  Annual Rent for the Available Space.

41. RENEWAL OPTION. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the terms and conditions of the Lease at the time of notification or commencement, have one (1) option to renew this Lease for a term of five (5) years as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the tenns, covenants and conditions as set forth below:

41.1 If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than the date which is twelve (12) months prior to the expiration of the initial Term of the Lease but no later than the date which is nine (9) months prior to the expiration of the in itial Term of the Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the Term of the Lease.

41.2 The Annual Rent and Monthly Installment of Rent in effect at the expiration of the initial Tenn of the Lease shall reflect the current fair market rental for comparable space in the Building and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of the Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installmen t of Rent for the Premises no later than thirty (30) days after receipt of Tenant's written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its option under this Paragraph. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in fair market rental between the time of notification and the commencement of the renewal term. Tenant shall have ten (10) days from said notification (the "Negot iation Period") to provide Landlord with written notice that Tenant accepts the revised Annual Rent and Monthly Installment of Rent.·

41.3 Should Landlord and Tenant fail to reach agreement during the Negotiation Period, either party may within five (5) days thereafter, refer such dispute to arbitration. Within ten (I0) days following the Negotiation Period, the parties shall each appoint a real estate appraiser who special izes in the field of commercial office space leasing in the Las Colinas/Freeport, Irving, Texas market, has at least ten (I0) years of experience in such field and is recognized within the field as being reputable and ethical. Such two appraisers shall each determine the fair market rental for the Premises for the renewal term . Ifthe greater of such two determinations is not more than five percent (5%) higher than the lesser of such two determinations , then the  fair market rental shall equal the mean of such two determinations . If the greater of such two determinations is more than five percent (5%) higher than the lesser of such two determinations, then the two appraisers shall, within ten (10) days, render separate written reports of their determinations and shall together appoint a th ird similarly qualified appraiser. The third appraiser shall, with in ten ( J O) days after his or her appointment, make a determination of the fair market rental, wh ich shall equal the mean of the three (3) determ inations and shall be final, conclusive and binding on both parties. Landlord and Tenan t shall each bear the cost of its appraiser and Tenant shall bear the cost of the third (3'd) appraiser. Upon the determination of the matters referenced in this Article 41, Landlord and Tenant shall enter into an agreement supplementary to the Lease, as amended, setting forth the new Annual Rent and Monthly Installment of Rent for the renewal term, but the failure to enter into any such supplementary agreement shall not affect the exercise of Tenant's

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option under this Article 4 l. If such arbitration shall not be concluded prior to the commenceme nt of the renewal term, then the initial Monthly Installment of Rent for the renewa l term shall be the same as that payable by Tenant during the last month of the initial Term. If the arbitration shall result in a lower rent, Tenant shall be entitled to a credit against the next succeeding instal lments ofrent due hereunder for such overpayment as it shall have theretofore made. Ifthe arbitration shall result in a higher rent, Tenant shall promptly pay to Landlord the amount of the underpayment.

41.4 This option is not transferable; the parties hereto acknowledge and agree that they intend that this option to renew the Lease shall be "personal" to Conexis Benefits Administrators, L.P., or any Permitted Transferee, and that  in  no event will any assignee or sublessee have any right s to exercise this option to renew.

41.5	Upon exercise of this option Tenant shall have no further right to extend the Term of the Lease.

42.

TERMINATION OPTION. Provided (i) Tenant is not then in default under the terms, covenants and conditions of the Lease, and (ii) Tenant pays to Landlord the Termination Payment (defined below) in the manner set forth below, Tenant shall have a one time right to terminate this Lease effective as of the last calendar day of the eighty fourth (841h) month of the Term (the "Term ination Date") in accordance with the following provisions. Tenant's one time right to terminate the Lease must be exercised by written notice to Landlord at least twelve (12) months prior to the Termination Date or Tenant shall have waived its right of termination. Time is of the essence in giving such notice. As a condition to exercising such right of termination , Tenant must pay to Landlord, at the same time as Tenant gives its termination notice, a cash amount (the " Termination Paymen t") which is calculated as an amount equal to the total of :

(a)	five (5) month's then base rent (namely the then Monthly Installment of Rent XS);

(b)	electricity costs for the previous five (5) month period; and

(c)

the  unamortized   costs  (based  on  an  amortization  rate  of  ten  percent  (10%)  per  annum)  of  Landlord's leasing costs, including but not lim ited to al l of the Tenant Improvement Allowances (as defined in Exhibit

a) paid to Tenant for all of the space leased by Tenant prior to the Termination Date, electricity abatement, reasonable legal costs and brokerage commissions paid by Landlord in connection with the Lease, calculated on a straight-line basis over the initial Term of the Lease.

Tenant's failure to timely pay the Termination Payment as aforesaid shall render the exercise of the termination option null and void. If Tenant properly gives notice of termination and timely pays the Termination Payment as above required, then the Lease shall terminate on the Termination Date as if such date were the scheduled expiration date of the Lease, but without prejudice to (I) all rights and remedies available to Landlord for any antecedent breach of covenant by Tenant under this Lease and (II) the continuance of all obligations or liabilities (including Tenant ind emnities) which are expressly stated to survive the termination of the Lease. This option is not transferable ; the parties hereto acknowledge and agree that they intend that this early termination option shall be "personal" to Conexis Benefits Administrators, L.P., or any Permitted Transferee and that in no event will any assignee or sublessee have any rights to exercise such option.

43. USE OF ROOFTOP SPACE. Landlord hereby agrees that, during the Lease Term, Tenant shall have the non exclusive right to install in and on the roof of the Building, a satellite dish, antenna and related equipment (collectively, the "Satellite System") upon the terms and subject to the conditions set forth below:

43.1 Tenant shall, at Tenant's sole cost and expense, provide for the installation of the Satellite System and for all service, repairs, and maintenance to the Satellite System. Tenant shall first submit to Landlord for approval by Landlord, and, if applicable, Las Colinas Association, plans and specifications with regard to the proposed structure and location of the Satellite System. No installation work shall commence pending receipt by Tenant of prior written approval from Landlord, and, if applicable, Las Colinas Association, of such plans and specifications and al l necessary licenses, permits and approvals for the installation , use and operation of the Satellite System. The Satellite System shall be located so as not to be visible except from above the Building, and shall have no visible markin g or logo. With respect to the installation of the Satellite System, the Satellite System shall not be affixed to the roof of the Bui lding by nail, bolt, screw, or other device which penetrates the roof, and Ten ant acknowledges that it is an express condition of the license herein contained that all roof penetrations including wiring penetration s shall be made solely by Landlord's roofing contractor (and by no other contractor whatsoever) at Tenant's sole cost and expense. The Satellite System shall be maintained by Tenant in good order and repair and in a safe condition. In the event that Tenant fails to so maintain the Satellite System and Landlord, in Landlord's sole but reasonable discretion, deems such failure to present a danger of injury to persons or damage to property in or about the

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Building, Landlord , after providing Tenant with five (5) days prior written notice (except in the case of an emergency) may complete such repairs or maintenance and recover the cost thereof from Tenant, which sum shall be due and payable within ten (I0) business days after Landlord's written notice to Tenant with respect thereto.

43.2 Tenant may not substitute or modify the Satellite System or any part thereof, without the prior written approval of Landlord, and, if applicable, Las Colinas Association. Any substitution or modification approved by Landlord and, if applicable, Las Colinas Associat ion, shall automatically become a part of the Satellite System, and all terms of this Article 43 shall apply to such substitution and/or modificat ion.

43.3 Tenant shall take all measures necessary to ensure that the Satellite System does not interfere with or disturb the operation of any other satellite system or business of Landlord or of any other tenant or occupant of the Building or of any other authorized party. Tenant shal l remove the Satellite System, or at Landlord 's discretion, modify the Satellite System or relocate the Satellite System to another area approved by Landlord in the event that the Satellite System, in Landlord's sole but reasonable judgment, causes any interference with or disturbs the operation of any other satellite system or business of Landlord or of any other occupants of the Building or creates or results in any noise or nuisance to any other occupant of the Building, or areas adjacent thereto. Tenant must immed iately shut off the Satellite System upon notification of interference and may restart, modify or relocate the Satellite System to test for interference only with Landlord's permission.

43.4 The Satellite System is solely for use for Tenant's internal business and the benefits of the Satellite System may not be provided by Tenant to third parties. Landlord may require, as a condition to the issue of its consent, that any provider installing the Satellite System shall enter into a separate agreement with Landlord on Landlord's standard form. The Satellite System may not be sold or rented by Tenant to third parties, nor may Tenant sublet or assign the license herein granted to Tenant. Any electrical usage associated with the Satellite System shall be governed by the provisions of Article 13 of this Lease.

43.5 Tenant shall, at Tenant's sole cost, take all measures necessary to ensure that any radiation emitted from the Satellite System is emitted only in non-harmful levels and that the Satellite System strictly complies with all laws, rules, regulations, ordinances and codes, whether now or hereafter existing, of all federal, state and local governmental authorities and to al 1 contractual obligations to which Tenant is bound in connection with such Satellite System, including, without limitation, regulations of the Federal Communications Commission, the Environmental Protection Agency, and the Occupationa l Safety and Health Administration. In the event such compliance shall require modifications of the Satellite System, no modification shall be made without Landlord 's prior written consent, which may be withheld or granted on such terms and conditions as Landlord may determine in its sole discretion in the event that such modifications (i) affect the structural integrity of the Building, the Building systems, including without limitation , the electrical, communications, or signal systems, (ii) confl ict with any of the terms and conditions of this Lease, (iii) affect any warrant ies which Landlord has with respect to the Building, (iv) cause Landlord to be in violation of any laws, rules, regulations, ordinances or codes of any federal, state or local governmental authorities or any contractual obligations to which Landlord is bound with respect to the Building or (v) are not approved by Las Colinas Association to the extent that its approval must be obtained by Landlord.

43.6 In the event that Landlord determines in its reasonable discretion that Tenant is in default under this Article 43, Landlord may, at Landlord's option, require Tenant to cease all operation of the Satellite System with in twenty-four (24) hours of Tenant receiving written notice from Landlord and require Tenant to either modify, relocate or remove the Satellite System, at Tenant's sole cost, to remedy any such interference or non-compliance.

43.7 Upon the expiration or termination of the Term, or if otherwise so required under this Article 43, Tenant shall, at Tenant's sole cost and expense, remove the Satellite System and restore the area of the Building on which the Satellite System was located to its condition existing as of the date of execution of this Lease. Such removal and restoration work shall be completed by Tenant with in fifteen (15) days of the date on which the condition requiring such removal and restoration work occurs. In the event that Tenant shall fail to complete the removal of the Satellite System and the restorat ion of the affected portion of the Building within such fifteen (15) day period, Landlord shall have the right to effect such removal and restorat ion after provid ing Tenant with three (3) days prior written notice, but shall not be obligated to do so, in which event, Tenant shall reimburse Landlord for all costs incurred by Landlord in performing such removal and restoration work. In addition, any Satellite System remaining at the Building subsequent to the expiration of such fifteen (15) day period after the notice is extended shall be deemed to have been abandoned by Tenant, so that in no event shall Landlord have any duty to preserve or restore the Buil ding on Tenant's behalf. If Landlord does choose to store the Satellite System on Tenant's behalf, the actual and reasonable cost of storage incurred by Landlord shall be reimbursed by Tenant on demand.  In such

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event, Landlord shall also have the right to sell such Satellite System for salvage value and to apply the proceeds derived from such sale to sums owing by Tenant to Landlord hereunder.

43.8 As a material inducement to Landlord to grant the non-exclusive license herein contained, Tenant hereby represents and warrants to Landlord that (i) the Satellite System will have received approval from the Underwriters Laboratory and from the Federal Communications Commission; (ii) the Satellite System will be installed in accordance with the plans and specifications therefor as approved by Landlord , in Landlord's sole but reasonable discretion; (iii) the Satellite System will be designed to require minimum maintenance; (iv) the Satellite System will not emit radiation; (v) the Satellite System will not interfere with other like satellite systems located on the rooftop of the Building or in the Building; and (vi) Tenant will have received all necessary licenses and permits from all applicable governmental authorities regarding the installation and operation of the Satellite System, prior to such installation and operation .

43.9  Notwithstand ing any provision  in this Lease to the contrary, it is the intention of the parties that Tenant bear a ll risks relating to the installation, use, maintenance, operation and removal of the Satellite System; therefore, notwithstanding any other provision of the Lease or this Amendment to the contrary, Tenant shall defend, indemnify and hold harmless Landlord, its parent, affiliates, shareholders, partners, members, managers, agents, representatives, employees, contractors and invitees and their respective affiliates from all  losses,  claims, judgments,  settlements, expenses, damages, costs and  liabilities  arising  in connection  with  or  relating  to  the installation, maintenance, repair, use, operation and removal of the Satellite System,  including,  without  limitation,  that  arising  from  Landlord's negligence  (other  than  its gross  negligence).

43. I 0 Landlord shall not be liable to Tenant for any loss or damage to all or any part of the Satellite System occasioned by theft, fire, act of God, public enemy, injunction, riot, vandalism, malicious mischief, earthquake, flood, strike, insurrection, war, court order, requisition , or order of governmental body or authority or by any other cause whatsoever. Further Landlord shall not be liable for any damage or inconvenience which may arise through the repair or alteration of any part of the Building or through termination of the Lease.

43 .11 In addition to the insurance obligations of Tenant under Article 11 of th is Lease, Tenant shall maintain a policy or policies of fire and extended coverage insurance on the Satellite System, in such amounts as Tenant may deem appropriate; provided, however, that Tenant shall never have any claim against Landlord for any loss or damage that may occur to the Satellite System which should be covered by insurance.

43. 12The provisions of this Article 43 shall survive the expiration or prior termination of the Lease Term .

44. GUARANTY .  As additional consideration for Landlord to enter into this Lease, Tenant shall cause Guarantor to execute a guaranty in the form attached as Exhibit E to th is Lease and Tenant shall deliver the same to  Landlord contemporaneously with Tenant's execution of this Lease.

45.         LIMITATION  OF LANDLORD' S LIABILITY.   Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord 's interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the pri vate properties of, any of its or its investment manager 's trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequent ial damages.

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EXHIBIT A -FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase II Limited Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord' s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations.  It is not to be scaled; any measurements or distances shown should be taken as approximate.

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EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase II Limited Partnership, as Landlord and

Conexis Benefits Administrators , L.P., as Tenant

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EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase IILimited Partnership , as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

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EXHIBIT A-1 -SITE PLAN

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase II Limited Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

Exhibit A-1 is intended only to show the general location of the Building as of the begi nn ing of the Tem1 of this Lease. It does not in any way supersede any of Landlord 's rights set forth in Article 17 with respect to arrangements and/or locations of publ ic parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurement s or distances shown should be taken as approximate.

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EXHIBIT B -INITIAL  ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase II Limited Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

I.Acceptance of Initial Premises.   Except  as set  forth  in this Exhibit,  Tenant accepts the  Initial Premises  in  its "AS-IS" condition as of the Lease Reference Date.

2.

Space Plans . Landlord has, prior to its execution of th is  Lease,  approved  the  space  plans  (the  "Space  Plans") prepared  by BOKA Powel l, LLC (the "Architect") depicting improvements to be installed in the Initial Premises.

3.	Working Drawings.

(a) Preparation and Delivery. On or before the tenth (JO'h) day following Landlord 's execution of this Lease (such earlier date is referred to herein as the "Working Drawin gs Delivery Deadline"), Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, and, as applicable, Purdy McGuire (in connection with the MEP drawings), of al l improvements that Tenant proposes to install in the Initial Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable laws. If Tenant fails to timely deliver such drawings, then each day after the Working Drawings Delivery Deadline that such drawings are not delivered to Landlord shall be a Tenant Delay day.

(b) Ap proval Process. Landlord shall notify Tenant whether it approves of the submitted working drawings within five (5) busi ness days after Tenant's submission thereof. If Landlord disapproves of such working drawings, then Lan dlord shall n otify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three (3) business days after its receipt thereof.  This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord . If the working drawings are not fully approved (or deemed approved) by both Landl ord and Tenant by the fifteenth (15111) business day after the delivery of the initial draft thereof to Landlord , then each day after such time period that such working drawings are not fully approved (or deemed approved) by both Landlord and Tenant shall constitute a Tenant Delay day.

(c) Landlord's   Approval;  Performance   of Work.  If any of Tenant's proposed  construction  work will affect the Building's structure or the Building's systems, then the working drawings pertaining thereto must be approved  by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that ( I ) they comply with all laws, (2) the improvements depicted thereon do not adversely affect (in  the  reasonable discretion of Landlord) the Building's structure or the Building's systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator  lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon confonn to the rules and regulations promu lgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord 's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign th e Working Drawings to evidence its review and approval thereof. It shall be a matter for Tenant to satisfy itself that the Work is in compliance with applicable laws. Landlord assumes no l iability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Work and the obtaining of permits, licenses and approvals, and  makes  no representati ons, warrant ies, or guaranties regarding the same, expressed or implied, including, with     limitation, warranties

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of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability .  The general  contractor for the Work shall be responsible for obtain ing any perm its, licenses and governmental approvals required  for  the construction of th e Work. Tenant shall be responsible for obtaining any required cert ificate of occupancy and the non availability of the same for reasons related directly or indirectly to or arising from Tenant's use or proposed use or occupan cy of the In itial Premises shall  not delay Substantial Completion (defined below) or  the  Initial  Premises  Scheduled Commencement   Date.

4.

Bidd ing of Work . Prior to the commencement of the Work,  Landlord and Tenant shall mutually agree upon  a list of five (5) qualified general con tractors who shall be asked to competitively bid for the Work. Landlord and Tenant shall together select the lowest qualified bid of th e five (5) general contractors to perform the Work and Landlord shall enter into a contract  (the ··construction  Contract") with  the winning  general  contractor.

5. Change Orders. Tenant may in itiate changes in the Work.  Each  such  change  must  receive  the  prior  written approval of Landlord, such approval not  to be  unreasonably  withheld  or delayed  and  Landlord's  response to be  delivered with in three (3) business days of receipt of such request and all backup information requested by Landlord;  however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building's structure or the Building's systems (including the Building's restrooms or mechanical  rooms),  (2) the exterior  appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas, or (b) if any such requested change might delay the Initial Premises Scheduled Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Upon completion of the Work, Tenant shall provide Landlord with an accurate architectural "as-built" plan of the Work as constructed. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased construction costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

6. Walk-Throu2h :Punchlist. When the Work in the Initial Premises is Substantially Completed as provided herein, Landlord will notify Tenant and within two (2) business days thereafter, Landlord 's representative and Tenant's representative shall conduct a walk-through of the In itial Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's represen tative shall unreasonably withhold h is or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within thirty (30) days after agreement thereon; however, Landlord shall not be obl igated to engage overtime labor in order to complete such items. As used herein "Substantial Completion'', "Substant ially Completed", and any derivations thereof mean the Work in the Initial Premises is substantially compl eted such that Tenant may conduct its business in the Initia l Premises (as reasonably determined by Landlord) in substantial accordance with the Working Drawings. Substantial Completion shall have occurred if Tenant may occupy the Initial Premises for the purpose of conducting its business even though minor details of construction, decoration and mechanica l adjustments remain to be completed by Landlord

7.Excess Costs. The entire cost of performing the Work (excluding the cost of provision  of  util ities  during construction, but including design of the Work and preparation  of the Working Drawings, Landlord's costs in connection with its review and approval of Working Drawings, costs under the Construction Contract, costs of additional jan itorial services, general tenant signage, related taxes and insurance costs, and the construction management fee referenced below, all of which costs are herein collectively called the "Total Construction Costs") in excess of the  Tenant  Improvement  Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working  Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which  identifies  the  Working  Drawings  and itemizes the Total Construction Costs and sets forth the Tenant Improvement Allowance, and pay to Landlord the full amount by wh ich the estimated Total Construction  Costs exceeds the Tenant Improvement Allowance.   Upon Substantial Completion of the Work, and before Tenant occupies the Initial Premises to conduct business  therein, Tenant shall pay to Landlord an amount equal to the actual Total Construction Costs (as adjusted  for any approved changes to the Work), less (I ) the amount of th e advance payment already made by Tenant, and (2) the amount of the Tenant Improvement Allowance. In the event of default of payment of such costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease. Payments due by Tenant under this Exhibit B shall constitute rent payable under the Lease and any late payment of amounts due hereunder shall bear interest and be subjec t to a charge as set forth in Secti on 3.2 of the Lease.

8. Tenant Improv ement Allowan ce. Landlord shall provide to Tenant a tenant improvement allowance of $33.22 per rentable square foot in the Initial Prem ises (namely, $ J ,949,681.80) (the "Tenant Improvement A   w  nee") to be applied

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toward the Total Construction Costs, as adjusted for any changes to the Work.  Of such Tenant Improvement Allowance (a) up to $3.00 per rentable square foot thereof may be appl ied towards the cost of architectural services, (b) an amount equal to

$12,500.00 thereof may, upon  submission  of appropriate  invoices to Landlord therefor, be applied  towards payment for services performed by the Architect for Tenant in cormection with another building, and (c) up to $5.00 per  rentable square foot thereof may be applied towards moving  costs, voice and data cabling costs and other soft costs.  Tenant shall purchase, for an amount equal to Landlord 's cost, the lights, tiles and grid that are stacked on the floor in the Initial Premises. The Tenant Improvement Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total Construction Costs, if, as, and when the cost of the Work is actually incurred and  paid by Landlord. The Tenant Improvement Allowance must be used within twelve (12) months following Substantial Completion of the Work or shall be deemed forfeited with no further obligation by Landlord with respect thereto. At Tenant's election which must be exercised prior to the Commencement Date, the Tenant Improvement Allowance payable by Landlord for the Initial Premises, the First Must-Take Space and the Second Must-Take  Space may be increased by up to $5.00 per rentable square foot (not exceeding

$440, 175.00) provided that such increased amount shall be amortized at nine percent (9%) per armum over a 132 month term and shall be repaid by Tenant as additional rent in equal month ly installments contemporaneously with payment of the Monthly Installment of Rent, with the first installment being due on the first day of the first full calendar month of the Term.

9.

Ten ant Generator. In addition to the Tenant Improvement Allowance, Landlord shall provide up to $65,000.00 towards the purchase and installation of a 1,000 KVA generator for Tenant's exclusive use. Such amount shall  be reimbursed to Tenant, within twenty (20) days followingproduction to Landlord of appropriate invoices therefor.

10.Construction Management. Tenant has nominated  and Landlord has approved  CB Richard  Ellis ("CBRE") to supervise the Work on behalf of Tenant. Landlord or its affiliate or agent shall also supervise the Work and in addition, shall make disbursements required to be made to the contractor; coordinate the work with the contractor on behalf of, and at the direction of, Landlord and coordinate the relationship between the Work, the Building and the Building's systems. The compensation for construct ion management services by Landlord shall be equal to one and one half percent (1.5%) of the Construction Contract amount and may be paid from the Tenant Improvement Allowance. Tenant shall also be permitted to charge the Tenant Improvement Allowance up to an additional five percent (5%) of the Construction Contract amount for construction management services provided by CBRE.

11.Construction Representatives. Except as otherwise notified by Landlord or Tenant as applicable, Lam.lion.l's and Tenant's representatives for coordination of construction and approval of change orders wil l be as follows, provided that either party may change its representative upon written notice to the other:

Landlord's Representative:     Kim Boudreau

RREEF Management  Company 5950 Sherry Lane, Suite 215

Dallas, TX 75225

Telephone:   214/273-2305

Telecopy:   214/365-9323

Email: kboudreau @rree(com

Tenant 's  Representative:     Anna Sullivan CB Richard Ellis

5430 LBJ Freeway, Suite 1100

Dallas, TX 75240

Telephone: 972/458-4827

Telecopy: 972/458-5277

Email:anna .s11lIi van@chrc.com

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EXHIBIT B-1 - FIRST MUST-TAKE SPACE ALTERATIONS

attached to and made a part of Lease bearin g the Lease Reference Date of August 2, 2004 between

Corporate Center Phase lI Limited Partnership, as Land lord and Conexis Benefits Admin istrators, L.P., as Tenant

1.Acceptance  of  First  M u st-Tak e Space Premis es.  Ex::ept as set forth in th is Exhibit, Tenant shall accept the First Must-Take Space in its "AS-IS'' condition as of the Lease Reference Date.

2.	FMTS Space Plans.

(a) Preparation and Del ivery . On or before the tenth (I 01h) business day following the date of request therefor by Landlord, (such earlier date is referred to herein as the "FMTS Space Plans Delivery Deadl ine"), Tenant shall del iver to Landlord a space plan prepared by the Architect depicting improvements to be installed in the First Must -Take Space (the "FMTS Space Plans").

(b) A pproval Process. Landlord shall notify Tenant whether it approves of the submitted FMTS Space Plans with in three (3) busi ness days after Tenant's submission thereof. If Landlord disapproves of such FMTS Space Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such FMTS Space Plans in accordance with Landlord 's objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted FMTS Space Plans within two (2) business days after its receipt thereof. This process shall be repeated until the FMTS Space Plans have been finally approved by Landlord and Tenant. If Tenant fails to timely deliver such FMTS Space Plans, then each day after the FMTS Space Plans Delivery Deadline that such FMTS Space Plans are not delivered to Landlord shall be a Tenant Delay day.

3.	FMTS Working Drawings .

(a) Preparation and Delivery. On or before the tenth {l 01h) day following approval of the FMTS Space Plans, (such earlier date is referred to herein as the "FMTS Working Drawings Delivery Deadline"), Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, and, as appl i cable Purdy McGuire or any other mechanical and electrical engineer reasonably required by Landlord (in connection with the MEP drawings), of all improvements that Tenant proposes to install in the First Must-Take Space; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specificat ions for the construction of the improvements called for under this Exhibit in accordance with all applicable laws. IfTenant fails to timely deliver such drawings, then each day after the FMTS Working Drawings Delivery Deadline that such drawings are not delivered to Landlord shall be a Tenant Delay day.

(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted working drawings with in five (5) business days after Tenant's submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review an d approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three (3) business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. Ifthe working drawings are not fully approved (or deemed approved) by both Landlord and Tenant by the fifteenth (15th) business day after the delivery of the initial draft thereof to Landlord, then each day after such time period that such working drawings are not fully approved (or deemed approved) by both Landlord and Tenant shall constitute a Tenant Delay day.

(c) Land lord's Approval; Performance of FMTS Work.  Ifany of Tenant's  proposed  construction  work  will affect the Buildin g's structure or the Building's systems, then the working drawings pertaining thereto must  be approved by the Building's engineer of record. Landlord's approval of such working  drawings  shall  not  be  unreasonably  withheld, provided that ( I) they comply with all laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion  of Landlord) the  Building's structure or the Building's  systems (including  the Building's resti-    ms or mechanical

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rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of wh ich has been delivered to Tenant). As used herein, "FMTS Working Drawings" shall mean the fuial working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "FMTS Work" shall mean all improvements to be constructed in accordance with and as ind icated on the FMTS Working Drawings, together with any work required by governmental authorit ies to be made to other areas of the Building as a result of the improvements indicated by the FMTS Working Drawings.  Landlord's approva l of the FMTS Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the FMTS Working Drawings to evidence its review and approval thereof. It shall be a matter for Tenant to satisfy itself that the FMTS Work is in compliance with applicable laws. Landlord assumes no liabi lity for specia l, consequential , or inciden tal damages of any kind whatsoever in connection with the design or construction of the FMTS Work and the obtaining of permits, licenses and approvals, and makes no representations , warranties, or guaranties regarding the same, expressed or impl ied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability. The general contractor for the FMTS Work shall be responsible for obtaining any permits, licenses and governmenta l approvals required for the construction of the FMTS Work. Tenant shall be responsible for obtaining any required certifica te of occupancy and the non avai lability of the same for reasons related directly or indirectly to or arising from Tenant 's use or proposed use or occupancy of the First M ust-Take Space shall not delay Substantia l Completion (defined below) or the First Must-Take Space Scheduled Commencement Date.

4.

Bidding of FMTS Work . The provisions of Paragraph 4  in Exhibit B shall apply hereto with respect to the biding of the FMTS Work. Reference therein to Construction Contract shall herein mean the "FMTS Construction Contract".

5. Change Orders. Tenant may initiate changes in the FMTS Work. Each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed and Landlord's response to be delivered within three (3) business days of receipt of such request and all backup information requested by Landlord; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building's structure or the Building's systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or

(3) the appearance of the Building's common areas or elevator lobby areas, or (b) if any such requested change might delay the First Must-Take Space Scheduled Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Upon completion of the FMTS Work, Tenant shall provide Landlord with an accurate architectural "as-built" plan of the FMTS Work as constructed. IfTenant requests any changes to the FMTS Work described in the FMTS Space Plans or the FMTS Working Drawings, then such increased construction costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total FMTS Construction Costs.

6.

Walk-Through; Punchlist. When the FMTS Work in the First Must-Take Space is Substantially Completed as provided herein, Landlord will notify Tenant and within two (2) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the First Must-Take Space and identify any necessary touch-up work, repairs and minor  completion items that are necessary for final completion of the FMTS Work. Neither Landlord 's representative nor Tenan t's representative shall unreasona bly withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the FMTS Work to complete all punchlist items within thirty

(30) days after agreement thereon; however, Landlord shall not be obligated to engage overtim e labor in order to complete such items. As used herein "Substantia l Completion", "Substantially Completed", and any deri vations thereof mean the FMTS Work in the First Must-Take Space is substantially completed such that Tenant may conduct its business in the First Must-Take Space (as reasonably determined by Landlord) in substantia l accordance with the FMTS Working Drawings. Substantial Completion shall have occurred if Tenant may occupy the First Must-Take Space for the purpose of conducting its business even though minor details of construction, decoration and mechanical adjustments remain to be completed by Landlord.

7.

Excess Costs. The entire cost of performing the FMTS Work (excluding the cost of provision of utilities during construction, but including design of the FMTS Work and preparat ion of the FMTS Working Drawings, Landlord's costs in connection with its review and approval of FMTS Working Drawings, costs under the FMTS Construction Contract, costs of additional janitorial services, general tenant signage, related taxes and insurance costs, and the construction management fee referenced below , all of which costs are herein collectively called the "Tota l FMTS Construction C s .0in excess of the

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FMTS Tenant Improvement Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the FMTS Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies the FMTS Working Drawings and itemizes the Total FMTS Construction Costs and sets forth the FMTS Tenant Improvement Allowance, and pay to Landlord the full amount by which the estimated Total FMTS Construction Costs exceeds the FMTS Tenant Improvement Allowance. Upon Substantial Completion of the FMTS Work, and before Tenant occupies the First Must-Take Space to conduct business therein, Tenant shall pay to Landlord an amount equal to the actual Total FMTS Construction Costs (as adjusted for any approved changes to the Work), less (I ) the amount of the advance payment already made by Tenant, and (2) the amount of the FMTS Tenant Improvement Allowance. In the event of default of payment of such costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease. Payments due by Tenant under this Exh ibit B-1 shall constitute rent payable under the Lease and any late payment of amounts due hereunder shall bear interest an d be subject to a charge as set forth in Section 3.2 of the Lease.

8.	FMTS Tenant Improvem ent Allowance. Landlord shall provide to Tenant a tenant improvement allowance of

$33.00 per rentable square foot in the First Must-Take Space (namely, $444,708.00) (the "FMTS Tenant Improvement Allowance") to be applied toward the Total FMTS Construction Costs, as adjusted for any changes to the FMTS Work. Of such FMTS Tenant Improvement Allowance (a) up to $3.00 per rentable square foot thereof may be appl ied towards the cost of architectural services, and (b) up to $5.00 per rentable square foot thereof may be applied towards moving costs, voice and data cabling costs and other soft costs. Tenant shall purchase, for an amount equal to Landlord 's cost, the lights, tiles and grid that are stacked on the floor in the First Must-Take Space. The FMTS Tenant Improvement Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total FMTS Construction Costs, if, as, and when the cost of the FMTS Work is actually incurred and paid by Lan dlord. The FMTS Tenant Improvement Allowance must be used within twelve (12) months following Substantial Completion of the FMTS Work or shall be deemed forfeited with no further obligation by Landlord with respect thereto.

9.Construction Management. Un less otherwise mutually agreed upon by Landlord and Tenant, CBRE shall supervise the FMTS Work on behalf of Tenant. Landl ord or its affil iate or agent shall also supervise the FMTS Work and in addition, shall make disbursements required to be made to the contractor, coordinate the work with the contractor on behalf of, and at the direction of, Landlord and coordinate the relationship between the FMTS Work, the Building and the Building's systems. The compensation for construction management services by Landlord shall be equal to one and one half percent (1.5%) of the FMTS Construction Contract amount and may be paid from the FMTS Tenant Improvement Allowance. Tenant shall also be permitted to charge the FMTS Tenant Improvement Allowance up to an additional five percent (5%) of the FMTS Construct ion Contract amount for construction management services provided by CBRE.

10.Construction  Representatives.  The provisions of Paragraph  11 in Exhibi t B shall apply herein.

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EXHIBIT B-2 - SECOND MUST-TAKE SPACE ALTERATIONS

attached to and mad e a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase IILimited  Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

l .Acceptance  of  Second  Mu st-Take  Space  Premises.   Except as set forth  in this Exhibit, Tenant  shall accept  the Second Must-Take Space in its "AS-IS" condition as of the Lease Reference Date.

2.	SMTS Sp ace Plans.

(a) Preparation and Delivery. On or before  the tenth ( IO'h) business day following the date of request therefor by landlord, (such earlier date is referred to herein as the "SMTS Space Plans Delivery Deadline"), Tenant shall deliver to Landlord a space plan prepared by the Architect depict ing improvements to be installed in the Second Must -Take Space (the "SMTS Space Plans").

(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted SMTS Space Plans wit hin three (3) business days after Tenant's submission thereof. If Landlord disapproves of such SMTS Space Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such SMTS Space Plans in accordance with Landlord's objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted SMTS Space Plans with in two (2) business days after its receipt thereof This process shall be repeated until the SMTS Space Plans have been finally approved by Landlord and Tenant. If Landlord fails to notify Tenant that it disapproves of the initial SMTS Space Plans within three (3) husiness days (or, in the case ofresubmitted SMTS Space Plans, within two (2) business days) after the submission thereof, then Landlord shall be deemed to have approved the SMTS Space Plans in question. If Tenant fails to timely deliver such SMTS Space Plans, then each day after the SMTS Space Plans Del ivery Dead l ine that such SMTS Space Pl ans are not delivered to Landlord shall be a Tenant Delay day.

3.	SMTS Wor k in g Dr a wings.

(a) Preparation and Deliver y. On or before the tenth (I O'h) day following approval of tbe SMTS Space Plans, (such earlier date is referred to herein as the "SMTS Working Drawings Delivery Deadline"), Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, and, as applicable Purdy McGuire or any other mechanical and electrical engineer reasonably required by Landlord (in connection with the MEP drawings), of all improvements that Tenant proposes to install in the Second Must-Take Space; such working drawings shall include the part ition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable laws. If Tenant fails to timely deliver such drawings, then each day after the SMTS Working Drawings Delivery Deadline that such drawings are not delivered to Landlord shall be a Tenant Delay day.

(b) Approval Process. Landlord shall notify Tenant whether it approves of the submitted  working  drawings within five (5) business days after Tenant's submission thereof. If Landlord disapproves of such  working  drawings,  then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in wh ich case Tenant shall, with in three (3) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three (3) business days after its receipt thereof. This process shall  be repeated  until  the working  drawings have been  finally approved by Tenant and Landlord.  If the working  drawings are not fully approved  (or  deemed  approved) by  both  Landlord  and  Tenant  by  the  fifteenth  (15th)  business day after the del ivery of the ini tial draft thereof to Landlord, then each day after such time period that such working drawings are not fully approved (or deemed approved) by both  Landlord and Tenant shall constitute a Tenant Delay day.

(c) Landlord 's Approval; Performance of SMTS Work . Ifany of Tenant's proposed construction work will affect the Building's structure or the Building's systems, then the work ing drawings pertain ing ther    must be approved by the Buil ding's engineer of record.   Landlord's approval  of such  working  drawings  shall not  beonably withheld,

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provided that (I) they comply with all laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of Landlord) the Build ing's structure or the Building's systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas,

(3) such working drawin gs are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant  improvements (a copy of which has been delivered to Tenant).  As used herein,

..SMTS Working Drawings" shall mean the furnl working drawings approved by Landlord , as amended from time to time by any approved changes thereto, and ''SMTS Work'' shall mean all improvements to be constructed in accordance with and as indicated on the SMTS Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the SMTS Working Drawings. Landlord's approval of the SMTS Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the SMTS Working Drawings to evidence its review and approval thereof. It shall be a matter for Tenant to satisfy itself that the SMTS Work is in compliance with applicable Jaws. Landlord assumes no liability for special, consequentia l, or incidental damages of any kind whatsoever in connection with the design or construction of the SMTS Work and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantabil ity, compliance with applicable laws, fitness for a particular purpose, or habitabil ity. The general contractor for the SMTS Work shall be respon sible for obtaining any permits, licenses and governmental approvals required for the construction of the SMTS Work. Tenant shall be responsible for obtaining any required certificate of occupancy and the non availability of the same for reasons related directly or indirectly to or arising from Tenant 's use or proposed use or occupancy of the Second Must-Take Space shall not delay Substantial Completion (defined below) or the Second Must-Take Space Scheduled Commencement Date.

4.

Bidding of SMTS Work. The provisions of Paragraph 4  in Exhibit B shall apply hereto with respect to the biding of the SMTS Work. Reference therein to Construction Contract shall herein mean the "SMTS Construction Contract".

5. Change Orders. Tenant may in itiate changes in the SMTS Work. Each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed an d Landlord's response to be delivered with in three (3) business days of receipt of such request and all backup information requested by Landlord; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (!) the Building's structure or the Building's systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or

(3) the appearance of the Building's common areas or elevator lobby areas, or (b) if any such requested change might delay the Second Must-Take Space Scheduled Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Upon completion of the SMTS Work, Tenant shall provide Landlord with an accurate architectural "as-built" plan of the SMTS Work as constructed. IfTenant requests any changes to the SMTS Work described in the SMTS Space Plans or the SMTS Working Drawings, then such increased construction costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total SMTS Construct ion Costs.

6. Walk-Through; Punchlist. When the SMTS Work in the Second Must-Take Space is Substantially Completed as provided herein, Landlord  will notify Tenant and within two (2) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Second Must-Take Space and identify any necessary touch-up work, repairs and minor completion items that are necessary for final comp letion of the SMTS Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punch list items. Landlord shall use reasonable efforts to cause the contractor perforn1ing the SMTS Work to complete all punchlist items wi thin thirty

(30) days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items. As used herein "Substantial Completion'', "Substantiall y Completed", and any derivations thereof mean the SMTS Work in the Second Must-Take Space is substantially completed such that Tenant may conduct its business in the Second Must-Take Space (as reasonably determined by Landlord ) in substantial accordance with the SMTS Working Drawings. Substantial Completion shall have occurred if Tenant may occupy the Second Must-Take Space for the purpose of conducting its business even though minor details of construction, decoration and mechanical adjustments remain to be completed by Landlord.

7.Excess Costs. The entire cost of perform ing the SMTS Work (exclud ing t11e cost of provision of utilities during construction, but including design of the SMTS Work and preparation of the SMTS Working Drawings, Land lord's costs in connection with its review and approval of SMTS Working Drawings, costs under the SMTS Constrntract, costs of

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additional jan itorial services, general tenant signage, related taxes and insurance costs, and the construction management fee referenced below, al l of which costs are herein collectively called the "Total SMTS Construction Costs") in excess of the SMTS Tenant Improvement Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the SMTS Working Drawings and selection of a contractor, Tenant shall promptl y (a) execute a work order agreement prepared by Landlord which identifies the SMTS Working Drawings and itemizes the Total SMTS Construction Costs and sets forth the SMTS Tenant Improvement Allowance, and pay to Landlord the full amount by which the estimated Total SMTS Construction Costs exceeds the SMTS Tenant Improvement Allowance. Upon Substantial Completion of the SMTS Work, and before Tenant occupies the Second Must-Take Space to conduct business therein , Tenant shall pay to Landlord an amount equal to the actual Total SMTS Construction Costs (as adjusted for any approved changes to the Work), less ( I ) the amount of the advance payment already made by Tenant, and (2) the amount of th e SMTS Tenant Improvement Allowance. In the event of default of paymen t of such costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease. Payments due by Tenant under this Exhibit B-2 shall constitute rent payable under the Lease and any late payment of amounts due hereunder shall bear interest and be subject to a charge as set forth in Section 3.2 of the Lease.

8. SMTS Tenant Improvement Allowance. Landlord shall provide to Tenant a tenant improvement allowance of

$ 19.80 per rentable square foot in the Second Must-Take Space (namely, $314,206.20) (the "SMTS Tenant Improvement Allowance") to be applied toward the Total SMTS Construction Costs, as adjusted for any changes to the SMTS Work. Of such SMTS Tenant Improvement Allowance (a) up to $3.00 per rentable square foot thereof may be applied towards the cost of architectural services, and (b) up to $5.00 per rentable square foot thereof may be applied towards moving costs, voice and data cabling costs and other soft costs. The SMTS Tenant Improvement Allowance shall not be disbursed to Tenant in cash, but shall be appl ied by Landlord to the payment of the Total SMTS Construction Costs, if, as, and when the cost of the SMTS Work is actually incurred and paid by Landlord.  The SMTS Tenant Improvement Allowance must be used within twelve

(12) months following Substantial Completion of the SMTS Work or shall be deemed forfeited with no further obligation by Landlord with respect thereto.

9. Construction Management. Unless otherwise mutually agreed upon by Landlord and Tenant,  CBRE  shall supervise the SMTS Work on behalf of Tenant. Landlord or its affiliate or agent shall also supervise the SMTS Work and in addition, shall make disbursements required to be made to the contractor, coordinate the work with the contractor on behalf of, and at the direction of, Landlord and coon..lim1tt: the relatiouship between the SMTS Work, the Building and the Building's systems.  The compensation for construction management services by Landlord shall be equal to one and one half percent ( 1.5%) of the SMTS Construction Contract amount and may be paid from the SMTS Tenant Improvement Allowance. Tenant shall also be permitted to charge the SMTS Tenant Improvement Allowance up to an additional five percent (5%) of the SMTS Construction Contract amoun t for construction management services provided by CBRE.

10. Construction Representatives . The provi sions of Paragraph 1 J in Exhibit B shall apply herein.

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EXHIBIT C -COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase IT Limited Partnership, as Landlord and

Conexis Benefits Administrators , L.P., as Tenant

COMMENCEMENT  DATE  MEMORANDUM

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EXHIBIT D -RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of August 2 , 2004 between

Corporate Center Phase II Limited Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

1.No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of th is rule. All approved signs or lettering on doors and wal ls shall be printed, painted, affixed or inscribed at Tenant's expense by a vendor designated or approved by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2.If Landlord objects in writ ing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenanc shall immediately discontinue such use. No awning shall be permitted on any part of the Prem ises. Tenan t shall not place anything or allow anything to be placed  against or near any glass partit ions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, or stairways of the Building. No tenant and no employee or invitee of any tenant shall go upon the roofof the Building.

4.

Any directory of the Building, if provided, will be exclusively for the display of the name and location of tenants on ly and Landlord reserves the right to exclude any other names. Landlord reserves the right to charge for Tenant's directory listing.

5.

All cleaning and jan itorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant 's property by the janitor or any other employee or any other person.

6. The toilet rooms, toilets, urina ls, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoeve r shall be thrown into any of them, and the expense of any breakage, stoppage or damage result ing from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

7.Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.  All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant will comply with any and all recyclin g procedures designated by Landlord.

8.

Landlord will furnish Tenant two (2) keys free of charge to each door in the Premises that has a passage way Jock. Landlord may charge Tenant a reasonable amount for any addit ional keys, and Tenant shall  not  make  or  have  made additional keys on its own. Tenant shall not alter any lock or install a new or additional Jock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have  been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

9. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord.

10. No equipment, materials, furniture, packages, bulk supplies, merchandise or other property  will be recei ved in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. The persons employed to move such equipment or material s in or out of the Building must be acceptable to Landlord.

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11. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed an d maintained by Tenant, at Tenant 's expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

12. Except in the event of emergency or casualty, Tenant shall be entitled to 24 hour/day, 7 days/week access to the Building. Notwithstanding the foregoing, Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all person s for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall n ot be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

13. Tenant shall not use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.

14. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injur ies susta ined by other tenants or occupants of the Building or by Landlord for noncompliance with th is rule.

15. Except as permitted in Article 43, Tenant shall not  install any radio or television  antenna, satellite dish, loudspeaker or other device on the roof or exterior wa lls of the Building without Landlord's prior written consent, wh ich consent may be withheld in Landlord 's sole discretion, and which consent may in any event be conditioned upon Tenant's execution  of Landlord's standard  form of license agreement.  Tenant shall be responsible  for any interference caused by such installation.

16. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster, or drywall (except for pictures, tackboard s and similar office uses) or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with thi s rule.

17. Tenan t shall not install, maintain or operate upon the Premises any ven ding  machine  without  Landlord's  prior written consent, except that Tenant may instalr food and drink vending mach ines solely for the convenien ce of its employees.

18. No cooking shall be done or permitted by any tenant on the Premises, except  that  Un derwriters'  Laboratory approved microwave ovens or equipment for brewing coffee, tea, h ot chocolate and sim ilar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and  regulations.

19. Tenant shall not use in any space or in the publi c halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipm ent as Landlord may approve. Tenant shall not bring any other veh icles of any kind into the Buildin g.

20.	Tenant shall not pem1it any motor vehicles to be washed or mechanica l work or maintenance of motor veh icles to be performed in any parking lot.

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21.

Tenant shall not use the name of the Building or any photograph or likeness of the Building in connection with or in promoting or advertising Tenant's business, except that Tenant may include the Building name  in  Tenant's  address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

22.

Tenant requests for services must be submitted to the Building office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties un less under special instruction from Landlord, and no employee of  Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23.	Tenant shall not permit smoking or carrying of lighted cigarettes or cigars other than m areas designated by Landlord as smoking areas.

24. Canvassing, soliciting, distribution of handbills or any other written material in the Building is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any good or merchandise in the Building without the written consent of Landlord.

25. Tenant shall not permit any animals other than service animals, e.g. seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the Building.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

27.

Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building, and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

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EXHIBIT E - FORM OF CONTINUING GUARANTY

attached to and made a part of Lease bearing the

Lease Reference Date of August 2, 2004 between

Corporate Center Phase II Limited  Partnership, as Landlord and

Conexis Benefits Administrators, L.P., as Tenant

Whereas, CONEXIS BENEFITS ADMINISTRATORS, L.P., a Texas limited partnership ("Tenant") is (a) engaged in business as a corporate affiliate of the undersigned, or (b) engaged in selling, marketing, using or otherwise dealing in merchandise, supplies, products, equipment or other articles supplied to it by the undersigned, or (c) a wholly owned subsidiary of the undersigned. Because of our inter corporate or business relations, or by reason of any of the foregoing, it will be in our direct interest and advantage to assist Tenant in securing a lease.  Therefore, in consideration of the making of the lease agreement by and between CORPORATE CENTER PHASE II LIMITED PARTNERSHIP, as Landlord  and Tenant, for the premises commonly described as 6191 N. State Highway 161, Suites 300 and 400, Irving, Texas 75038 (hereinafter referred to as the "Lease") and for the purpose of inducing Landlord to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant's part to be performed ("Guaranteed Obligations") and the undersigned further promises to pay all of Landlord's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed  Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1.

Landlord may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this guaranty:

a.	grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

b.	grant an indulgence or indulgences in any Guaranteed Payment or 111 the performance of any Guaranteed Obligation;

c.	modify or amend the Lease or any term thereof, or any obligation of Tenant ari sing thereunder;

d.

consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant or Tenant's assigns or sublessees or a change or different use of the leased premises;-

e.	consent to an extension or extensions of the term of the Lease;

f.	accept other guarantors; and/or

g.	release any person primarily or secondarily liable.

The liability of the undersigned  under this guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this guaranty irrespective of whether or not other proceeding s or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2.

The undersigned waives all diligence in collection or in protection or any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed

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Payment or Guaranteed Obligation. The undersigned waives the provisions of Chapter 34 of the Texas Business and Commerce Code dealing with the rights of sureties.

3.

The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease. The undersigned shall upon request execute such instruments as Landlord , or its mortgagee, may require to document the exercise by Tenant of any of the options granted to Tenant in compliance with the terms thereof or as may otherwise be required under the Lease, including without limitation, the subordination provisions of the Lease.

4.

The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5.

This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this guaranty are fulfilled.

6.

The undersigned represent s and warrants, as a material inducement to Landlord to enter into the Lease, that (a) this guaranty has been duly executed, issued and delivered by the undersigned and constitutes the valid and legally binding obligations of the under signed enforceable in accordance with their terms; (b) there is no action, suit or proceeding pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned, at law or in equity, or before or by any governmental authority, which might result in any materially adverse change in the business or financial condition of the undersigned ; (c) as of the date hereof, the financial condition of the undersigned is adequate to secure the obligations of the undersigned under this guaranty; (d) execution hereof by the undersigned shall not render the undersigned insolvent; (e) from and after the date hereof, the undersigned shall not take any action, such as assuming additional liabilities, divesting assets or otherwise, which would impair the ability of the undersigned to perform its obligations hereunder; and (f) the undersigned has a bona fide interest in Tenant's financial success.

7.

The obligations of Tenant under the Lease to execute and deliver estoppel statements, a:; therein provided, shall be deemed to also require the undersigned hereunder to do so and to provide the same relative to the undersigned following written request by Landlord in accordance with the terms of the Lease.

8.

This guaranty shall also bind the successors and permitted assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. The undersigned shall not assign any obligation hereunder without Landlord 's prior written consent. This guaranty shall be construed according to the laws of the state in which the leased premises are located, in which state it shall be performed by the undersigned. The proper place of venue to enforce payment or performance under this guaranty shall be in Dallas County, Texas and the undersigned waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any suit, action or proceedings brought under the Lease or this guaranty. The undersigned shall promptly designate and appoint an authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such sui t, action or proceeding in any federal or state court in Dallas County, Texas and agrees that service of process upon said agent at the address provided to Landlord for said agent and written notice of said service mailed or delivered to the undersigned in the manner provided herein shall be deemed in every respect effective service of process upon the undersigned in any suit, action or proceeding in the State of Texas. The undersigned (I) shall give prompt notice to Landlord of any changed address of its authorized agent hereunder, (II) may at any time and from time to time designate a substitute authorized agent with an office in Dallas County, Texas (which substitute agent and office shall be designated as the person and address for service of process), and (III) shall promptly designate such a substitute if its authorized agent ceases to have an office in Dallas County, Texas or is dissolved without leaving a successor.

9.

If this guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural n umber and the obligation of the several guarantors shall be joint and several. The representations, covenants and agreements set forth in this guaranty shall continue and survive the termination of the Lease and this guaranty.

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10.

Landlord and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However , if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

11.

Any notice or document required or permitted to be delivered under this guaranty shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at the address set forth below, or at such other address as it has then last specified by written notice delivered in accordance with this Paragraph 11, or if to the undersigned at either its aforesaid address or its last known registered office or home  of a general partner or individual owner, whether or not actually accepted or received by the addressee:

Landlord:    Corporate Center Phase II Limited Partnership

c/o RREEF Management Company

1406 Halsey Way, Suite 110

Carrollton , Texas 75007

Attn: District Manager - Las Colinas

Guarantor:  Word and Brown Insurance Administrators, Inc.

721 South Parker, Suite 300

Orange, California 92868 Attn: Ivonne Roca

Vice President of Human Resources

11.	This guaranty is executed to be effective as of the effective date of the Lease.

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IN WITNESS WHEREOF, the undersigned has caused this guaranty to be executed by its duly authorized officer(s) this

 _____day of _________, 2004.

GUARANTOR:

WORD AND BROWN  INSURANCE ADMINISTRATORS, INC.

a California corporation

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